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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2002

Technology Solutions Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19433	36-3584201
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
205 North Michigan Avenue, Suite 1500, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (312) 228-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On April 25, 2002, Technology Solutions Company, a Delaware corporation (the "Company") and Mellon Investor Services LLC, a New Jersey limited liability company (successor to ChaseMellon Shareholder Services, L.L.C., "Mellon"), entered into a Second Amendment (the "Amendment") to the Rights Agreement, dated as of October 29, 1998, as amended as of February 9, 2000, between the Company and Mellon, as Rights Agent.

        A copy of the Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements of Businesses Acquired.

  Not applicable.

(b)
Pro Forma Financial Information.

  Not applicable.

(c)
Exhibits.

Exhibit Number	Description of Exhibit
4
Second Amendment, dated as of April 25, 2002, to Rights Agreement, dated as of October 29, 1998, as amended as of February 9, 2000, between Technology Solutions Company, a Delaware corporation, and Mellon Investor Services LLC, a New Jersey limited liability company (successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

2

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Technology Solutions Company (Registrant)
Date: April 26, 2002	By:	/s/ PAUL R. PETERSON

	Name:	Paul R. Peterson
	Title:	Senior Vice President, General Counsel and Corporate Secretary

3

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4
Second Amendment, dated as of April 25, 2002, to Rights Agreement, dated as of October 29, 1998, as amended as of February 9, 2000, between Technology Solutions Company, a Delaware corporation, and Mellon Investor Services LLC, a New Jersey limited liability company (successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signature
EXHIBIT INDEX